Dreyfus
New York Municipal
Income, Inc.


ANNUAL REPORT
September 30, 1999


(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Dividend Reinvestment Plan

                            21   Important Tax Information

                            22   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this annual report for Dreyfus New York Municipal
Income, Inc., covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   New   York  Municipal  Income,  Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the reporting period?

The fund produced a -1.78% total return(1) and income dividends of $0.532 per share -- which is equal to a distribution rate of 6.33% -- over the 12-month reporting period ended September 30, 1999.(2) We attribute our performance primarily to the defensive structure of the portfolio, which helped us avoid the full adverse effects of rising interest rates.

What is the fund's investment approach?

The fund seeks a high level of current income from a portfolio of long-term municipal bonds from New York issuers.

We tactically manage the portfolio' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the high current levels of income consistent with the fund's management policies.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis, which had spread from Asia to Russia and was threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The Federal Reserve's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second and third quarters, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds generally underperformed U.S. Treasury securities during the reporting period. However, because of this relative underperformance, municipal bonds are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

From the beginning to the end of the reporting period, we extended the fund's average duration from approximately five and one-half years to approximately eight years. This shift was largely a result of recent portfolio changes: As some of our long-term bonds came closer to their call or maturity dates, we were able to reinvest the proceeds to take advantage of the rising interest-rate environment and to lock in attractive yields. This is consistent with our belief that most of the effects of the current higher interest rates have already been incorporated into bond prices. It may also allow us to capture the potential for capital appreciation if interest rates fall from current levels.


However, we have kept some cash on hand to give us the flexibility we believe is reasonable in the event that the fund is presented with any Y2K-related opportunities as the new year approaches. Although we do not expect New York issuers to experience any Y2K problems, we are alert to the possibility that Y2K-related concerns may cause temporary disruptions in market liquidity.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 1999 (Unaudited)


Market Price per share September 30, 1999        $8 3/8
Shares Outstanding September 30, 1999         3,821,501
American Stock Exchange Ticker Symbol               DNM

MARKET PRICE (AMERICAN STOCK EXCHANGE)


                                                      Fiscal Year Ended September 30, 1999
                     -------------------------------------------------------------------------------------------------------------
                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1998            MARCH 31, 1999            JUNE 30, 1999            SEPTEMBER 30, 1999
                    --------------------------------------------------------------------------------------------------------------

   High                      $ 10 7/16                $10 3/8                      $10                         $8 7/8
   Low                         10 3/16                  9 3/8                        8 11/16                    8 5/16
   Close                       10 3/8                   9 15/16                      8 3/4                      8 3/8

PERCENTAGE GAIN (LOSS) based on change in Market Price*


   October 21, 1988 (commencement of operations)
     through September 30, 1999                                                                                65.63%
   October 1, 1989 through September 30, 1999                                                                   63.72
   October 1, 1994 through September 30, 1999                                                                   26.90
   October 1, 1998 through September 30, 1999                                                                 (12.83)
   January 1, 1999 through September 30, 1999                                                                 (15.84)
   April 1, 1999 through September 30, 1999                                                                   (13.34)
   July 1, 1999 through September 30, 1999                                                                    ( 2.91)

NET ASSET VALUE PER SHARE

     October 21, 1988 (commencement of operations)                                 $  9.21
     September 30, 1998                                                              10.04
     December 31, 1998                                                                9.93
     March 31, 1999                                                                   9.86
     June 30, 1999                                                                    9.60
     September 30, 1999                                                               9.30

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   October 21, 1988 (commencement of operations)
     through September 30, 1999                                                                               99.68%
   October 1, 1989 through September 30, 1999                                                                 85.96
   October 1, 1994 through September 30, 1999                                                                 27.84
   October 1, 1998 through September 30, 1999                                                                ( 1.78)
   January 1, 1999 through September 30, 1999                                                                ( 2.36)
   April 1, 1999 through September 30, 1999                                                                  ( 3.01)
   July 1, 1999 through September 30, 1999                                                                   ( 1.74)

*  WITH DIVIDENDS REINVESTED.

STATEMENT OF INVESTMENTS

September 30, 1999

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--87.5%

Albany Industrial Development Agency, LR
   (New York Assembly Building Project) 7.75%, 1-1-2010                                       1,125,000                1,165,916

Erie County Industrial Development Agency,
   Life Care Community Revenue
   (Episcopal Church Home) 5.875%, 2-1-2018                                                   1,500,000                1,402,680

New York City, Refunding 7.25%, 8-15-2007                                                     1,500,000                1,710,030

New York City Housing Development Corp., Mortgage Revenue
   (South Williamsburg Cooperative) 7.90%, 2-1-2023
   (Insured; SONYMA)                                                                            690,000                  708,168

New York City Industrial Development Agency:
  Civic Facility Revenue (YMCA of Greater New York Project)
      8%, 8-1-2016 (Prerefunded 8-1-2001)                                                     1,000,000  (a)           1,082,500
   IDR:

      (Brooklyn Navy Yard--Cogen Partners) 5.75%, 10-1-2036                                   1,000,000                  937,050
      Refunding (LaGuardia Association LP Project)
        6%, 11-1-2028                                                                        1,000,000                  945,680
   Special Facility Revenue (American Airlines Inc. Project):
      5.40%, 7-1-2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,281,274
      6.90%, 8-1-2024                                                                           500,000                  527,600
   (Terminal One Group Association Project) 6%, 1-1-2019                                      1,100,000                1,111,000

New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue 7.75%, 6-15-2020
   (Prerefunded 6-15-2001)                                                                    1,250,000  (a)           1,342,450

New York State Dormitory Authority, Revenue:
   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4-15-2014                                                                        1,000,000                1,144,430

   Refunding (State University Educational Facilities)
      6%, 5-15-2025 (Prerefunded 5-15-2005)                                                   1,000,000  (a)           1,086,980
   Secured Hospital (Saint Agnes Hospital) 5.40%, 2-15-2025                                   1,200,000                1,091,460

New York State Environmental Facilities Corp.,
   SWDR (Occidental Petroleum Corp) 5.70%, 9-1-2028                                           1,600,000                1,489,904

New York State Housing Finance Agency,
   Revenue, Refunding (Health Facilities -
   New York City) 8%, 11-1-2008 (Prerefunded 11-1-2000)                                         660,000  (a)             701,765

New York State Mortgage Agency,
   Homeownership Mortgage Revenue:
      6.05%, 4-1-2026                                                                           955,000                  966,355
      6.125%, 4-1-2027                                                                        2,000,000                2,038,200
      6.40%, 4-1-2027                                                                           985,000                1,021,799

New York State Power Authority, Revenue and
   General Purpose, Refunding
   6.50%, 1-1-2019 (Prerefunded 1-1-2002)                                                     1,000,000  (a)           1,067,190

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Onondaga County Industrial Development Agency,
  IDR (Weyerhaeuser Project)
   9%, 10-1-2007                                                                              1,200,000                1,438,668

Port Authority of New York and New Jersey 6.947%, 12-1-2012                                   1,000,000  (b,c)           961,680

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project)
   6.20%, 7-1-2038                                                                            1,150,000                1,079,712

Suffolk County Industrial Development Agency, IDR, Refunding
   (Nissequogue Cogen Partners Facility) 5.50%, 1-1-2023                                      1,500,000                1,364,235

United Nations Development Corp., Revenue, Refunding
   5.60%, 7-1-2026                                                                            1,000,000                  960,430

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project)
   6.125%, 6-1-2038                                                                           1,000,000                  937,190

Yonkers Industrial Development Agency, Civic Facility Revenue
   (Saint Joseph's Hospital) 6.20%, 3-1-2020                                                  1,600,000                1,496,928

U.S. RELATED--10.4%

Commonwealth of Puerto Rico 7.276%, 7-1-2018
   (Insured; AMBAC)                                                                           1,500,000  (b,c)         1,655,625

Commonwealth of Puerto Rico Highway and
   Transportation Authority,
   Transportation Revenue, Refunding 6.09%, 7-1-2038                                          1,000,000  (b,c)           752,680

Commonwealth of Puerto Rico Infrastructure Financing
   Authority, Special Tax Revenue 7.90%, 7-1-2007                                               225,000                  227,923

Virgin Islands Territory, Special Tax Revenue
   (Hugo Insurance Claims Funds Program)
   7.75%, 10-1-2006 (Prerefunded 10-1-2001)                                                   1,005,000  (a)           1,072,687

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $34,807,202)                                                                                                 34,770,189
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.3%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City Municipal Water Finance Authority, Water and Sewer
  System Revenue, VRDN 3.75% (Insured; FGIC, SBPA; FGIC)
   (cost $100,000)                                                                              100,000  (d)             100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $34,907,202)                                                                             98.2%               34,870,189

CASH AND RECEIVABLES (NET)                                                                         1.8%                  651,611

NET ASSETS                                                                                       100.0%               35,521,800



Summary of Abbreviations

AMBAC         American Municipal Bond                               SBPA            Standby Bond Purchase Agreement
                 Assurance Corporation                              SONYMA          State of New York Mortgage
FGIC          Financial Guaranty Insurance                                             Agency
                 Company                                            SWDR            Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                        VRDN            Variable Rate Demand Notes
LR            Lease Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                                    AAA                                       19.9
AA                               Aa                                     AA                                        13.6
A                                A                                      A                                         18.1
BBB                              Baa                                    BBB                                       16.1
F1                               Mig1                                   SP1                                         .3
Not Rated(e)                     Not Rated(e)                           Not Rated(e)                              32.0


                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 1999,
THESE SECURITIES AMOUNTED TO $3,369,985 OR 9.5% OF NET ASSETS.

(D)  SECURITY PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  34,907,202  34,870,189

Cash                                                                     34,030

Interest receivable                                                     682,845

Prepaid expenses                                                          6,236

                                                                      35,593,300
- ------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,667

Accrued expenses                                                         47,833

                                                                         71,500
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,521,800
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income--net                          1,600

Accumulated net realized gain (loss) on investments                      89,047

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               (37,013)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,521,800
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.30

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,314,724

EXPENSES:

Management fee--Note 3(a)                                              260,966

Directors' fees and expenses--Note 3(c)                                 35,090

Professional fees                                                       24,165

Shareholder servicing costs--Note 3(b)                                  23,980

Shareholders' reports                                                   16,037

Registration fees                                                        5,333

Custodian fees--Note 3(b)                                                2,954

Miscellaneous                                                            8,006

TOTAL EXPENSES                                                         376,531

INVESTMENT INCOME--NET                                               1,938,193
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 91,244

Net unrealized appreciation (depreciation) on investments           (2,754,560)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,663,316)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (725,123)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     1999           1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          1,938,193      2,072,134

Net realized gain (loss) on investments            91,244        101,972

Net unrealized appreciation (depreciation)
   on investments                              (2,754,560)       351,783

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (725,123)     2,525,889
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,029,436)     (2,180,966)

Net realized gain on investments                (103,583)        (65,155)

TOTAL DIVIDENDS                               (2,133,019)     (2,246,121)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED-NOTE 1(C)                  181,077          316,319

TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,677,065)         596,087
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          38,198,865       37,602,778

END OF PERIOD                                35,521,800       38,198,865

Undistributed investment income--net              1,600           92,843
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A RESULT OF
   DIVIDENDS REINVESTED                          18,298           31,520

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                   Year Ended September 30,
                                                                 --------------------------------------------------------------
                                                                 1999         1998         1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.04         9.97         9.90          10.10          9.92

Investment Operations:

Investment income--net                                            .51          .55          .58            .59           .61

Net realized and unrealized
   gain (loss) on investments                                    (.69)         .12          .12           (.14)          .18

Total from Investment Operations                                 (.18)         .67          .70            .45           .79

Distributions:

Dividends from investment income--net                            (.53)        (.58)        (.60)          (.60)          (.60)

Dividends from net realized gain
   on investments                                                (.03)        (.02)        (.03)          (.05)          (.01)

Total Distributions                                              (.56)        (.60)        (.63)          (.65)          (.61)


Net asset value, end of period                                   9.30        10.04         9.97           9.90          10.10

Market value, end of period                                      8 3/8      10 3/16       10 1/4         10 1/4          9 11/16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           (12.83)        5.43         6.58          12.92          14.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS-SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.01         1.06         1.03           1.03           1.05

Ratio of net investment income
   to average net assets                                         5.20         5.49         5.85           5.94           6.19

Portfolio Turnover Rate                                         10.51        21.43        16.53           9.59          12.55
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          35,522       38,199       37,603         37,127         37,715

(A)  CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On  September 30, 1999, the Board of Directors declared a cash dividend of $.041
per   share   from  investment  income-net,  payable  on  October  28,  1999  to shareholders of record as of the close of business on October 14, 1999.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the
                                                               The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1999.

(B) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 1999, the fund was charged $23,980 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $2,954 pursuant to the custody agreement.


(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $3,874,338 and $5,125,290, respectively.

At  September  30,  1999, accumulated net unrealized depreciation on investments
was   $37,013,  consisting  of  $1,115,672  gross  unrealized  appreciation  and
$1,152,685 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New York Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

New York, New York

November 1, 1999



DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker-dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker-dealer in additional shares of the fund if such service is provided by the broker-dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c-o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 1999:

--All the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

--the fund hereby designates $.0272 per share as a long-term capital gain distribution paid on December 24, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.



                                                             The Fund

PROXY RESULTS (Unaudited)

Shareholders   voted   on  the  following  proposals  presented  at  the  annual
shareholders' meeting held on May 21, 1999. The description of each proposal and the number of shares voted are as follows:


                                                                                                       Shares
                                                                                        -------------------------------------
                                                                                          For            Authority Withheld
                                                                                        -------------------------------------
To elect three Class III Directors:*

      Joseph S. DiMartino                                                            3,164,891                       49,123
      George L. Perry                                                                3,165,250                       48,764
      Paul Wolfowitz                                                                 3,165,250                       48,764

                                                                                Shares
                                      ----------------------------------------------------------------------------------------------

                                                                         For                Against                Abstained
                                      ----------------------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors of
the fund                                                            3,167,319                28,040                   18,655

*   THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2002.

22



NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

OFFICERS

President and Treasurer
      Marie E. Connolly

Vice President and Secretary
      Margaret W. Chambers

Vice President and Assistant Treasurer
      Mary A. Nelson

Vice President, Assistant Treasurer and Assistant Secretary
      Stephanie Pierce

Vice President and Assistant Treasurer
      George A. Rio

Vice President and Assistant Treasurer
      Joseph F. Tower, III

Vice President and Assistant Secretary
      Douglas C. Conroy

Vice President and Assistant Secretary
      Christopher J. Kelley

Vice President and Assistant Secretary
      Kathleen K. Morrisey

Vice President and Assistant Secretary
      Elba Vasquez

PORTFOLIO MANAGERS:

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Stephen C. Kris
Richard J. Moynihan
W. Michael Petty
Jill C. Schaffro
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10-21-88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        New York Municipal
                        Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660



(c) 1999 Dreyfus Service Corporation                                  425AR999